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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 2, 1999



                                 Genentech, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                                                             94-2345624
(State of Incorporation)         (Commission File Number)         (I.R.S. Employer Identification No.
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                                    1 DNA Way
                           South San Francisco, California           94080-4990
                      (Address of Principal Executive Offices)       (Zip Code)

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                                 Genentech, Inc.
                                    1 DNA Way
                   South San Francisco, California 94080-4990
                    (Address of Principal Executive Offices)



                                 (650) 225-1000
              (Registrant's Telephone Number, Including Area Code)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5:   Other Events

     Genentech, Inc. has effected a 2-for-1 stock split in the form of a stock dividend. The record date of such stock split was October 29, 1999, meaning that shareholders of record of Genentech common stock at the close of business on that date became entitled to receive one additional share of Genentech common stock for each share held. The additional shares were distributed on November 2, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GENENTECH, INC.


Date:   November 3, 1999.            By: /s/ Arthur D. Levinson
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                                     Name:  Arthur D. Levinson, Ph.D.
                                     Title: Chairman and Chief Executive Officer